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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 26, 1996


CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of December 18, 1996 providing for the issuance of Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 1996-2)


                  Chase Commercial Mortgage Securities Corp.
            (Exact name of registrant as specified in its charter)


          New York                    333-05271               13-3728743
----------------------------         -----------          -------------------
(State or Other Jurisdiction         (Commission            (I.R.S Employer
  of Incorporation)                   File No.)           Identification No.)



 380 Madison Avenue
 New York, New York
---------------------                10017-2951
(Address of Principal                ----------
 Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code (212) 270-6000











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Item 5.    Other Events

           The Registrant registered issuances of Commercial Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333- 05271). Pursuant to a base prospectus, dated November 19, 1996 and a prospectus supplement, subject to completion, dated November 19, 1996, the Registrant plans to issue approximately $233,139,205 in aggregate principal amount of its Chase Commercial Mortgage Corp. Commercial Mortgage Pass-Through Certificates, Series 1996-2 (the "Certificates") on December 18, 1996. This Current Report on Form 8-K discloses the use of Computational Materials (as defined in the Kidder Peabody Acceptance Corporation I, SEC No-Action Letter, available May 24, 1994), Structural Term Sheets (as defined in the Public Securities Association, SEC No-Action Letter, available February 17, 1995 (the "PSA Letter")) and Collateral Term Sheets as defined in the PSA Letter by the underwriters in connection with the offering of the Certificates. Such Computational Materials, Structural Term Sheets and Collateral Term Sheets are filed on even date herewith in paper form under cover of Form SE, pursuant to continuing hardship exemption issued to the Registrant by the Securities and Exchange Commission.




                             2





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                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CHASE COMMERCIAL MORTGAGE
                               SECURITIES CORP.


                         By: /s/ Jacqueline R. Slater
                             -------------------------------
                             Name:   Jacqueline R. Slater
                             Title: President

Dated November 26, 1996




                              3





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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

              IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE COMPUTATIONAL MATERIALS, STRUCTURAL TERM SHEETS AND COLLATERAL TERM
    SHEETS ARE BEING FILED IN PAPER, AS AN EXHIBIT TO A CURRENT REPORT ON
                       FORM 8-K (NOVEMBER 26, 1996),
                PURSUANT TO A CONTINUING HARDSHIP EXEMPTION

                                    FORM SE

                  FORM FOR SUBMISSION OF PAPER FORMAT EXHIBITS
                              BY ELECTRONIC FILERS

    Chase Commercial Mortgage Securities Corp.               0000911023
---------------------------------------------------    -----------------------
(Exact Name of Registrant as Specified in Charter)     (Registrant CIK Number)


Current report on Form 8-K (November 26, 1996), which supplements a Prospectus, dated November 19, 1996 and a Prospectus Supplement (subject to completion), dated November 19, 1996

                                                              333-05271
---------------------------------------------------    -----------------------
(Electronic Report, Schedule or Registration            (SEC File Number, if
  Statement of Which the Documents Are a                      Available)
  Part (give Period of Report))



------------------------------------------------------------------------------
      (Name of Person Filing the Document (if Other Than the Registrant))


                                   SIGNATURE

         The Registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on November 26, 1996.


                                  Chase Commercial Mortgage Securities Corp.
                                  --------------------------------------------
                                        (Registrant)


                                  By:  /s/ Jacqueline R. Slater
                                       ---------------------------------------
                                         Name: Jacqueline R. Slater
                                         Title: President


                                       4




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EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION                             PAGE NO.
-----------             -----------                             --------

    99                  Computational Materials,                  5
                        Structural Term Sheets and
                        Collateral Term Sheets
                        as prepared by the underwriters
                        in connection with the
                        offering of the Certificates
                        filed in paper form under
                        cover of Form SE on or about
                        November 26, 1996.




                                       5




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IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE COMPUTATIONAL MATERIALS,
STRUCTURAL TERM SHEETS AND COLLATERAL TERM SHEETS ARE BEING FILED IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION.


                                       6




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                                   EXHIBIT 99